OCEAN PARK HIGH INCOME ETF
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2025

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 100.0%
	FIXED INCOME - 100.0%
74,393	iShares Broad USD High Yield Corporate Bond ETF	$ 2,810,567
45,840	iShares Preferred and Income Securities ETF	1,449,461
34,617	SPDR Blackstone Senior Loan ETF	1,439,375
14,200	VanEck High Yield Muni ETF	722,780
14,004	VanEck J. P. Morgan EM Local Currency Bond ETF	357,242
5,331	Vanguard Emerging Markets Government Bond ETF	356,644
	TOTAL EXCHANGE-TRADED FUNDS (Cost $6,910,902)	7,136,069

	TOTAL INVESTMENTS - 100.0% (Cost $6,910,902)	$ 7,136,069
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%(a)	2,192
	NET ASSETS - 100.0%	$ 7,138,261

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt
(a)	Percentage rounds to less than 0.1%.